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               AMENDMENT NO. 1 TO CREDIT AGREEMENT


          AMENDMENT NO. 1 ("Amendment No. 1"), dated as of November 2,
1993, among MP Funding Corporation (the "Company"), Credit Suisse, as issuer of the letter of credit under the Credit Agreement referred to below (in such capacity, the "L/C Bank"), the banks parties hereto (the "Banks") and Credit Suisse, as agent for such Banks (in such capacity, the "Agent").

          WHEREAS, the Company, the L/C Bank, the Banks and the Agent are parties to a First Amended and Restated Credit Agreement, dated as of November 30, 1988, as further amended and restated as of January 25, 1990 (the "Credit Agreement"); and

          WHEREAS, the Company, the L/C Bank, the Banks and the Agent now desire to further amend the Credit Agreement;

          NOW, THEREFORE, in consideration of the mutual covenants herein contained and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

          1.   Capitalized terms used but not defined in this Amendment
No. 1 shall have the meanings given to those terms in the Credit Agreement.

          2. The Credit Agreement is hereby amended by (i) deleting Exhibits C and D and (ii) adding the following new exhibits, copies of which are attached hereto as Annexes I and II, respectively:

          G-1. Form of Assignment of Mortgage

          G-2. Form of Assignment of Deed of Trust

          3.   The second "WHEREAS" clause on page 1 of the Credit
Agreement is hereby amended by deleting the words "and to make revolving credit loans to the Company" which are set forth in the last two lines of such clause and the "NOW THEREFORE" paragraph on page 1 of the Credit Agreement is hereby amended by deleting the words "and the Banks' commitment to make Advances" which are set forth in the first and second line of such paragraph.

          4.   The following new defined term shall be added to Section
1.01 of the Credit Agreement:

          "Assignment of Mortgage" shall mean, with respect to any Parcel or Project, an Assignment of Mortgage substantially in the form of Exhibit G-1 attached hereto or an
          Assignment of Deed of Trust substantially in the form of Exhibit G-2 attached hereto, as the case may be, in each case with such
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          changes or modifications thereto as may be required by the law of the jurisdiction in which such Parcel or Project is located, pursuant to which the Company has assigned to the Collateral Agent its lien on such Parcel or Project.

          5. The definition of "Base Rate" set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the words "with respect to any Base Rate Advance," which are set forth in the first and second line of such definition.

          6. The definition of "Commitment" set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "Commitment" shall mean, as to each Bank, the obligation of such Bank to participate in Reimbursement Obligations pursuant to Section 2.08 hereof, in an aggregate amount at any one time outstanding up to the amount set forth opposite such Bank's name on the signature pages hereof under the caption "Commitment" or as stated in a Commitment Transfer Supplement, where appropriate (as the same may be reduced pursuant to Section 5.05 hereof).

          7. The definition of "Credit Event" set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the words "and each making of an Advance hereunder" which are set forth in the second line of such section.

          8. The definition of "Final Date" set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "Final Date" shall mean April 1, 1995.

          9.   The definition of "L/C Commitment" set forth in Section
1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "L/C Commitment" shall mean $170,000,000, as the same may be decreased from time to time in accordance with the provisions of this Agreement and as set forth in the Letter of Credit.

          10.  The definition of "Majority Banks" set forth in Section
1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "Majority Banks" shall mean Banks having at least 66-2/3%
          of the aggregate amount of the Commitments.
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          11.  The definition of "Obligations" set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "Obligations" shall mean any and all debts, obligations and liabilities of the Company provided for or arising under this Agreement (including, without limitation, the obligation to reimburse L/C Payments and to pay interest thereon), whether now existing or hereafter arising, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred.

          12. The definition of "Outstanding" set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting clause (b) thereof and (ii) redesignating clause (c) thereof as clause (b).

          13.  The definition of "Post-Default Rate" set forth in Section
1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "Post-Default Rate" shall mean in respect of any amount payable by the Company under this Agreement which is not paid when due (whether at stated maturity, by acceleration or otherwise), a rate per annum during the period commencing on the due date until such amount is paid in full equal to 2% above the Base Rate as in effect from time to time.

          14.  The definition of "Related Documents" set forth in Section
1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "Related Documents" shall mean the Master Loan Agreement, each Assignment of Mortgage, the Dealer Agreement, the Guaranty, the Consent, the Depositary Agreement, the Guarantor's Consent, the Management Agreement and the Security Agreement.

          15.  The definitions of "Adjusted CD Rate", "Advance",
"Applicable Margin", "Assessment Rate", "Base Rate Advance", "Borrowing", "CD Rate", "CD Rate Advance", "Extension Date", "Fed Funds Rate", "Fed Funds Rate Advance", "Fixed Rate Advance", "Interest Period", "Lending Office", "LIBOR", "LIBOR Advance", "Note", "Notice of Borrowing", "Reference Banks", "Reserve Adjusted LIBOR", "Reserve Requirement", "Revolving Credit Note" and "Revolving Credit Notes" set forth in Section 1.01 of the Credit Agreement are hereby deleted.
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          16.  Section 2.02 of the Credit Agreement is hereby amended by deleting the third, fourth and fifth sentences thereof and inserting the following in lieu thereof:

          In addition, the Company may not issue any Commercial Paper Notes if, after the issuance thereof and giving effect to the application of the proceeds thereof, the sum of (i) all Outstanding Commercial Paper Notes, plus (ii) all outstanding L/C Payments, would exceed the Total Commitment. Each Commercial Paper Note shall be in the form of Exhibit A attached hereto with the blanks appropriately completed. Each Commercial Paper Note issued (a) shall be dated the issuance date thereof, (b) shall have a stated maturity date (which shall be a Business Day) not later than (1) 270 days from the issuance date with respect to Commercial Paper Notes issued before November 2, 1993 and (2) 90 days from the issuance date with respect to Commercial Paper Notes issued on and after November 2, 1993 and, in any event, not later than 15 days before the Final Date, (c) shall be in a face amount of not less than $100,000, and (d) shall not be subject to any automatic renewal or roll-over.

          17. Section 2.06 of the Credit Agreement is hereby amended by deleting (i) the comma and the words "Increase and Extension" from the section heading and (ii) paragraphs (b) and (c) thereof.

          18. Sections 3.01 through 3.09 of the Credit Agreement are hereby deleted and the words "Intentionally Omitted" inserted in substitution therefor.

          19. Section 4.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

          Section 4.01. Increased Costs. If, after the date of this Agreement, (a) the introduction of, or any change in, any applicable law, rule or regulation applicable to Banks generally, notwithstanding the financial condition of any particular Bank, or in the interpretation or administration thereof by any governmental authority or
          (b) compliance by any Bank with any request, guideline, policy or directive of any governmental authority (whether or not having the force of law) applicable to Banks generally, notwithstanding the financial condition of any particular Bank, shall:
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                         (i)       subject the L/C Bank or any
                    Bank to any tax, duty or other charge or shall change the basis of taxation of payments to the L/C Bank or any Bank of any amount due under this Agreement (except for changes in the tax on the overall net income of any
                    Bank);

                         (ii)      impose, modify or deem
                    applicable any reserve, special deposit, capital adequacy or similar requirement against assets or liabilities of, deposits with or for the account of, or commitments or letters of credit issued by, the L/C Bank or any Bank; or

                         (iii)impose on the L/C Bank or any Bank
                    or the money markets any other condition affecting its Commitment, any L/C Payment or the Letter of Credit;

          and the result of any of the foregoing is to increase the cost to the L/C Bank of issuing or maintaining the Letter of Credit or making an L/C Payment or increase the cost to any Bank of making or maintaining its Commitment, any participation in an L/C Payment, or to reduce the amount of any sum received or receivable by any Bank under this Agreement, or (in the case of any capital adequacy requirement) to reduce the rate of return on the L/C Bank's or any Bank's capital as a consequence of its obligations under this Agreement to a level below that which the L/C Bank or such Bank could have achieved but for the imposition of such requirement, then the Company shall from time to time pay to the L/C Bank or such Bank, as the case may be (an "Affected Bank"), upon its demand, such additional amount or amounts as will compensate it for such increased cost or reduction. The Affected Bank shall promptly give the Company notice (copies of which shall be sent to the Agent and to each other Bank) of the occurrence of any event of which it has knowledge which will entitle it to compensation pursuant to this Section 4.01, and will take such action as, in the sole and absolute opinion of the Affected Bank, will avoid the need for, or reduce the amount of, such compensation and will not be otherwise disadvantageous to such Affected Bank; provided that the failure of such Affected Bank so to notify the Company will not discharge the Company of its obligations under this Section 4.01. Such Affected Bank shall furnish the
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          Company with a certificate setting forth in reasonable
          detail the basis for determining any additional amount or amounts to be paid to it hereunder, and such certificate shall be conclusive, absent manifest error, as to the contents thereof.

          20. Section 4.02(b) of the Credit Agreement is hereby deleted and the words "Intentionally Omitted" inserted in substitution therefor.

          21. Sections 4.03 and 4.04 of the Credit Agreement are hereby deleted and the words "Intentionally Omitted" inserted in substitution therefor.

          22. Section 5.01(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

          (b) The Company shall pay to the Agent for the account of the L/C Bank and the Banks a letter of credit fee on the daily average stated amount of the Letter of Credit at a rate equal to (i) .575% per annum prior to but excluding October 13, 1993, (ii) 1.75% per annum during the period from and including October 13, 1993 to but excluding April 1, 1994, (iii) 2.00% per annum during the period from and including April 1, 1994 to but excluding October 1, 1994, and (iv) 2.25% per annum during the period from and including October 1, 1994 and thereafter, which fee shall be allocated among the L/C Bank and the Banks as agreed among them; provided, however, that if at the close of business on any day NME's long-term unsecured, unsubordinated debt is rated below BB by Standard & Poor's Corporation or below Ba2 by Moody's Investors Service, Inc. or NME does not have any long-term unsecured, unsubordinated debt which is rated by either of such agencies on such day, then such rate shall be increased by 0.25% per annum for such day. Such fee shall be payable monthly in arrears in respect of each Computation Period on the last day of the calendar month in which such Computation Period ends, commencing on December 31, 1988, and on the Final Date.

          23. Section 5.01(c) of the Credit Agreement is hereby deleted and the words "Intentionally Omitted" inserted in substitution therefor.

          24. Section 5.02 of the Credit Agreement is hereby amended by deleting the last sentence thereof.
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          25.  Section 5.04 of the Credit Agreement is hereby amended in its entirety to read as follows:

          Section 5.04.  "Computation of Interest and Fees.All
          interest and fees payable under this Agreement shall be computed on the basis of a year of 360 days and the actual number of days elapsed.

          26.  Section 5.05 of the Credit Agreement is hereby amended by
(i) deleting the words "and Increase" from the section heading and (ii) deleting paragraph (c) thereof.

          27. Section 5.06 of the Credit Agreement is hereby deleted and the words "Intentionally Omitted" inserted in substitution therefor.

          28. Section 5.07(b) of the Credit Agreement is hereby amended by deleting clauses (i) and (vii) thereof and redesignating clauses (ii) through (vi) thereof and clauses (viii) and (ix) thereof as clauses (i) through (vii), respectively.

          29. Section 5.08 of the Credit Agreement is hereby amended by deleting the words "of (in the case of a Bank) the proceeds of an Advance to be made by it hereunder or (in the case of the Company) a payment to the Agent for account of one or more of the Banks" which are set forth in the third, fourth, fifth and sixth lines of such section.

          30. The proviso in Section 6.02 of the Credit Agreement is hereby amended in its entirety to read as follows:

          provided, however, that if the conditions set forth in paragraphs (b), (c) and (e) are satisfied, then the Company may continue to issue Commercial Paper Notes having a maturity of 30 days or less up to an aggregate face amount at any one time Outstanding equal to the face amount of Commercial Paper Notes then Outstanding.

          31. Section 7.11 of the Credit Agreement is hereby amended to read in its entirety as follows:

          Section 7.11.  Collateral.

          (a) The Security Agreement creates a valid security interest in the Collateral, securing the payment of the Secured Obligations (as defined in the Security Agreement). All action necessary to perfect such security interest has been taken and such security interest has priority over any other Lien on the Collateral, except as otherwise permitted by Section 9.03 hereof.
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          (b)  Each Assignment of Mortgage will, when executed and
          delivered, create a valid assignment of the Company's interest in the Project or Parcel covered thereby. Upon the delivery and recording of such assignment in the appropriate jurisdiction, all action necessary to perfect such assignment will have been taken.

          32. Section 8.08 of the Credit Agreement is hereby amended by deleting the words "the Advances and" which are set forth in the second line of such section.

          33. Section 8.09 of the Credit Agreement is hereby amended by deleting the words "repay or prepay outstanding Advances to the extent thereof, and then to" which are set forth in the fourth and fifth lines of such section.

          34. New Sections 8.12 and 8.13 are hereby added to Article VIII of the Credit Agreement as follows:

          Section 8.12. Mortgage Assignments.The Company will enter into an Assignment of Mortgage with the Collateral Agent in respect of each Parcel or Project financed under the Master Loan Agreement as soon as reasonably practicable after the later of (i) November 2, 1993 and
          (ii) the date of the grant to the Company of a lien on a Borrower's interest in such Parcel or Project.

          Section 8.13.  Appraisals.The Company will deliver to
          the Agent appraisals dated as of a recent date from an MAI appraiser or appraisers satisfactory to the Majority Banks as soon as reasonably practicable after November 2, 1993 and in any event not later than (i) January 31, 1994 for each Parcel or Project financed under the Master Loan Agreement for which the Company holds a Mortgage or Deed of Trust (as those terms are defined in the Master Loan Agreement) on or prior to November 2, 1993 and (ii) 90 days following the date of the delivery of a Mortgage or Deed of Trust for each Parcel or Project financed under the Master Loan Agreement for which the Company does not hold a Mortgage or Deed of Trust on or prior to November 2, 1993.

          35. Section 9.10 of the Credit Agreement is hereby amended by deleting the second sentence thereof.

          36. Section 9.11 of the Credit Agreement is hereby amended in its entirety to read as follows:
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          Section 9.11.  Loans under the Master Loan Agreement.
          On and after October 13, 1993, the Company shall not make any loans under the Master Loan Agreement.

          37. Sections 10.01(b), (c) and (k) of the Credit Agreement are hereby amended in their entirety to read as follows:

          (b) Failure by the Company to pay when due (i) principal of any L/C Payment if the failure to pay such amount continues for one Business Day after the date such payment became due or (ii) any fee payable by the Company hereunder or under the Fee Agreement or any other amount payable hereunder if the failure to pay such other amount continues for five Business Days after the date such payment became due; or

          (c) Default in the performance of any covenant or obligation contained in Section 8.02, 8.03, 8.05 (other than 8.05(c)), 8.07, 8.08 or 8.12 or in Article IX hereof; or

          (k) The Security Agreement or any Assignment of Mortgage securing any outstanding Note shall cease to be in full force and effect or the representation contained in
          Section 7.11 hereof shall at any time become untrue; or

          38. Section 10.03 of the Credit Agreement is hereby amended by deleting the words "or the Revolving Credit Notes" which are set forth in the eleventh and twelfth lines of such section.

          39. Section 10.04 of the Credit Agreement is hereby deleted and the words "Intentionally Omitted" substituted therefor.

          40. Section 11.01(b) of the Credit Agreement is hereby amended by (i) deleting the words "the Advances," which are set forth in the seventh line of the first sentence of such section and (ii) deleting the second sentence thereof.

          41. Section 11.02 of the Credit Agreement is hereby amended by deleting the words "under the Revolving Credit Notes," which are set forth in the first parenthetical in the first sentence of such section.

          42. Section 11.03 of the Credit Agreement is hereby amended in its entirety to read as follows:

          Section   11.03.    Sharing of Payments.If any
          Bank shall at any time receive any payment on account of principal or interest with respect to
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          its share of Reimbursement Obligations (whether voluntary
          or involuntary, by application of set-off or banker's lien or otherwise) in excess of its pro rata share of the aggregate payment of principal and interest on the Reimbursement Obligations received by all the Banks, such Bank shall (unless such payment was not of a kind required to be made by the Company pro rata to all the Banks) purchase from the other Banks such participation in the Reimbursement Obligations acquired by such other Banks as shall be necessary to cause such purchasing Bank to share the excess payment with all other Banks ratably in the proportion which, at the time of such excess payment, the Outstanding amount of each Bank's share of the Reimbursement Obligations bears to the Outstanding amount of all Reimbursement Obligations. In the event that at any time any Bank shall be required to refund or restore to the Company, the Borrowers or the Guarantor any amounts which have been paid to or received by such Bank on account of its share of Reimbursement Obligations and which have been applied to the purchase of a participation in another Reimbursement Obligations as herein provided, each other Bank shall upon notice from such Bank repurchase the participation so sold by it, without interest, to the extent of its ratable share of such refund. Whenever any Bank receives any payment referred to in this Section 11.03, it shall forthwith notify the Agent and all other Banks of such payment.

          43. Section 12.02 of the Credit Agreement is hereby amended in its entirety to read as follows:

          Section 12.02. Amendments, Modifications and Waivers. No amendment, modification or waiver of any provision of this Agreement and no consent to any departure by the Company therefrom shall in any event be effective unless the same shall be in writing and signed by the Agent on the instructions of the Majority Banks, and then any such waiver or consent shall be effective only in the specific instance and for the purpose for which given; provided, however, that no such amendment, modification, waiver or consent (a) shall decrease the fees payable to any Bank or change the amount of the Commitment of any Bank without the written consent of such Bank, (b) shall change the obligation of the Company to reimburse the L/C Bank for any L/C Payment or decrease the rate of interest payable by the Company with respect
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          thereto, or increase the amount of any Bank's
          participation in any Reimbursement Obligation without the consent of all the Banks, (c) shall decrease the percentage amount set forth in the definition of "Majority Banks" without the written consent of all the Banks, (d) extend the Final Date without the written consent of the L/C Bank and all of the Banks, (e) shall change any provision of the Letter of Credit, Article II hereof or this clause (e) without the consent of the L/C Bank, (f) shall increase the obligations of, or impose additional duties on, the Agent or otherwise adversely affect the Agent without the consent of the Agent, (g) shall amend this Section 12.02 without the consent of all the Banks and (h) shall release or terminate the Master Loan Agreement or the Guaranty or reduce the amount or change, waive or extend the time of payment of amounts payable under the Master Loan Agreement or the Guaranty without the consent of all of the Banks. Any amendment, modification, consent or waiver duly made pursuant hereto shall apply equally to each Bank and shall be binding upon all the Banks, the L/C Bank and the Agent.

          44.  The first sentence of Section 12.04 of the Credit
Agreement is hereby amended by (i) adding the words "and Assignments of Mortgages" after the word "statements" set forth in subclause (iii) of clause (a) thereof, (ii) deleting the word "and" which immediately precedes subclause (iii) of clause (b) thereof and (iii) adding a new subclause (iv) to clause (b) thereof which shall read as follows:

          and (iv) the filing of financing statements and obtaining title searches and appraisals with respect to each Parcel or Project financed under the Master Loan Agreement in connection with any workout or enforcement of the rights of the Agent, the L/C Bank and the Banks under this Agreement or any of the Related Documents.

          45. Section 12.10 of the Credit Agreement is hereby amended by deleting the words "Advances or the" which are set forth in the fifth line of such section.

          46. Section 12.12 of the Credit Agreement is hereby amended to read in its entirety as follows:

          Section 12.12.   Transfer by Banks.

                    (a)  No Bank shall be entitled to sell,
          assign, transfer or negotiate any interest in this
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          Agreement, except as expressly provided in this
          subsection.

                    (b)  Each Bank shall have the right at any
          time, with the prior written consent of the Company, the L/C Bank and the Agent, which consent may be withheld for any reason whatsoever, whether reasonable or unreasonable, to sell, assign, transfer or negotiate to one or more commercial banks or other financial institutions ("Purchasing Banks"), in minimum amounts of $5,000,000, portions of its rights and obligations under this Agreement, pursuant to a Commitment Transfer Supplement, executed by such Purchasing Bank, such transferor Bank, the Company, the L/C Bank and the Agent, and delivered to the Agent. Upon such execution and delivery, from and after the Transfer Effective Date specified in such Commitment Transfer Supplement, (i) the Purchasing Bank thereunder shall be a party hereto and, to the extent provided in such Commitment Transfer Supplement, have the rights and obligations of a Bank hereunder with a Commitment as set forth therein, and (ii) the transferor Bank thereunder shall, to the extent provided in such Commitment Transfer Supplement, be released from its obligations under this Agreement (and, in the case of a Commitment Transfer Supplement covering all or the remaining portion of a transferor Bank's rights and obligations under this Agreement, such transferor Bank shall cease to be a party hereto). Such Commitment Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Bank and the resulting adjustment of Commitment Percentages arising from the purchase by such Purchasing Bank of all or a portion of the rights and obligations of such transferor Bank under this Agreement. The Agent shall maintain at its address referred to in Section 12.03 hereof a copy of each Commitment Transfer Supplement delivered to it.

                    (c)  A Bank may furnish any information
          concerning the Company, NME or any of its subsidiaries in the possession of such Bank in connection with the transactions contemplated by this Agreement from time to time to assignees and participants (including prospective assignees and participants).

          47. Section 12.13 of the Credit Agreement is hereby amended in its entirety to read as follows:
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          Section 12.13.  Independent Remedies.  The amounts payable by the Company at any time hereunder to each Bank shall be a separate and independent debt and subject to the last sentence of Section 12.02 hereof, each Bank shall be entitled to protect and enforce its rights arising out of this Agreement, and it shall not be necessary for any other Bank or the L/C Bank or the Agent to consent to, or be joined as an additional party in, any proceedings for such purposes.

          48. This Amendment No. 1 shall become effective on the date when signed by the Majority Banks and the Company and the Agent shall have received the following items, which effectiveness shall be promptly notified to each of the parties hereto:

          (a) a duly executed counterpart of Amendment No. 1 to Guaranty dated as of the date hereof from the Guarantor to the Company, substantially in the form attached hereto as Annex III;

          (b)  a duly executed counterpart of Amendment No. 1 to Master
Loan Agreement dated as of the date hereof among the Company, as lender, and the Borrowers, substantially in the form attached hereto as Annex IV;

          (c) a duly executed counterpart of Amendment No. 1 to Security Agreement dated as of the date hereof between the Company and the Collateral Agent, substantially in the form attached hereto as Annex V;

          (d) opinions of counsel with respect to the matters set forth in Annex VI attached hereto and as to such other matters as the Banks may reasonably require;

          (e) a duly executed copy of the Second Amendment and the Third Amendment and Limited Waiver to the Seventh Amended and Restated Revolving Credit and Term Loan Facility dated as of October 15, 1993 among NME and the NME Credit Parties;

          (f) a duly executed copy of the First Amended and Restated Letter of Credit and Reimbursement Agreement dated as of October 1, 1993 between NME and The Sanwa Bank, Limited, Dallas Agency;

          (g) a certificate dated the date this Amendment No. 1 becomes effective, from the Secretary of the Company certifying (i) as the incumbency and signature of one or more officers of the Company authorized to execute and deliver this Amendment No. 1, each Assignment of Mortgage, the documents referred to in clauses (b) and (c) of this Section 48 and each other document or instrument to be furnished or delivered pursuant hereto or thereto, (ii) that the Certificate of Incorporation and By-Laws of the Company delivered on November 30, 1988 are in full force and effect
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on the effective date of this Amendment No. 1 and that no amendments, restatements or modifications have been made thereto since November 30, 1988 and (iii) that attached thereto is a true and complete copy of the resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance of this Amendment No. 1, each Assignment of Mortgage, the documents referred to in clauses (b) and (c) of this
Section 48 and the transactions contemplated hereby and thereby, together with a certification of another officer of the Company as to the incumbency and signature of the Secretary;

          (h) a certificate dated the date this Amendment No. 1 becomes effective, from a responsible officer of the Company certifying as to the best knowledge of such officer that the representations and warranties of the Company contained in Article VII of the Credit Agreement are Accurate and Complete and that no Event of Default or Potential Default which has not been waived has occurred and is continuing or would result from the transactions contemplated hereby;

          (i) a certificate dated the date this Amendment No. 1 becomes effective, from the Secretary of the Guarantor certifying (i) as to the incumbency and signature of each officer of the Guarantor authorized to execute and deliver Amendment No. 1 to Guaranty and each other document or instrument to be furnished or delivered pursuant hereto or thereto, and (ii) that attached thereto is a true and complete copy of (A) the Certificate of Incorporation and By-Laws of the Guarantor, and (B) the resolutions of the Board of Directors of the Guarantor authorizing the execution, delivery and performance of Amendment No. 1 to Guaranty and the transactions contemplated thereby.

          (j) a certificate dated the date this Amendment No. 1 becomes effective, from a Responsible Officer of the Guarantor certifying that to the best knowledge of such officer the representations and warranties contained in Section 4 of the Guaranty are Accurate and Complete; and

          (k) such other documents, certificates, financial or other information or opinions as the Agent or any Bank may reasonably request.

          49. Pursuant to Section 5.05(a) of the Credit Agreement, the Company has requested that the Total Commitment be reduced to $170,000,000, which reduction became effective on October 13, 1993. The amount of each Bank's Commitment as so reduced, is set forth opposite such Bank's name on
Schedule 1 annexed hereto.

          50. The Company hereby agrees to pay to the Agent for the account of the Banks a non-refundable restructuring fee in the amount of $1,275,000, which fee shall be payable on the date of this Amendment No. 1 and shall be distributed by the Agent to the
                                   - 14 -
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Banks pro rata according to the respective amounts of their Commitments set forth on Schedule 1 annexed hereto.

          51. The Company hereby represents and warrants that each of the representations and warranties made under Article VII of the Credit Agreement are Accurate and Complete with the same force and effect as though made on and as of the date of this Amendment No. 1, except to the extent that such representations and warranties expressly relate to an earlier date, in which case, such representations and warranties were Accurate and Complete on and as of such earlier date. As of the date of this Amendment No. 1, no Event of Default or Potential Default which has not been waived, has occurred and is continuing or would result from the transactions contemplated hereby.

          52. The Company hereby agrees to pay to the Agent all reasonable out-of-pocket costs and expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment No. 1, including, without limitation, (i) the reasonable fees and disbursements of counsel to the Agent and (ii) title searches and Uniform Commercial Code searches ordered by the Agent in connection herewith.

          53. By its signature below, each Bank and the Agent hereby authorizes the Collateral Agent to consent (i) pursuant to Section 9 of the Consent, to Amendment No. 1 dated as of November 2, 1993 to Master Loan Agreement and (ii) pursuant to Section 7 of the Guarantor's Consent, to Amendment No. 1 dated as of November 2, 1993 to Guaranty.

          54. Except as expressly modified and amended hereby, the Credit Agreement remains unchanged and in full force and effect in all respects.

          55. THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          56. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment No. 1.
                                   - 15 -
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
          IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 1 to be executed by their officers thereunto duly authorized as of the date first above written.


                              MP Funding Corporation

                              By:   /s/
                            Name:
                                 Title:


                              Credit Suisse,
                              as L/C Bank and Agent

                              By:   /s/
                                 Name:
                                 Title:

                              By:   /s/
                                 Name:
                                 Title:

                                        BANKS

                              Credit Suisse

                              By:   /s/
                                 Name:
                                 Title:

                              By:   /s/
                                 Name:
                                 Title:


                              Bankers Trust Company

                              By:   /s/
                                 Name:
                                 Title:


                              Berliner Handels-Und Frankfurter Bank

                              By:   /s/
                                 Name:
                                 Title:

                              By:   /s/
                                 Name:
                                 Title:

                              Commerzbank, AG, Los Angeles Branch

                              By:   /s/
                                 Name:
                                 Title:

                              By:   /s/
                                 Name:
                                 Title:


                              Credit Lyonnais, Los Angeles Branch

                              By:   /s/
                                 Name:
                                 Title:


                              Dresdner Bank AG

                              By:   /s/
                                 Name:
                                 Title:

                              By:   /s/
                                 Name:
                                 Title:


                              The Industrial Bank of Japan, Limited

                              By:   /s/
                                 Name:
                                 Title:


                              National Westminster Bank PLC

                              By:   /s/
                                 Name:
                                 Title:


                              Royal Bank of Canada

                              By:   /s/
                                 Name:
                                 Title:

                              The Sumitomo Bank, Limited,
                                Los Angeles Branch

                              By:   /s/
                                 Name:
                                 Title:


                              Swiss Bank Corporation

                              By:   /s/
                                 Name:
                                 Title:

                              By:   /s/
                                 Name:
                                 Title:


                              Texas Commerce Bank National
                                Association

                              By:   /s/
                                 Name:
                                 Title:


                              Westdeutsche Landesbank Girozentrale

                              By:   /s/
                                 Name:
                                 Title:

                              By:   /s/
                                 Name:
                                 Title:
                                   - 18 -
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                           SCHEDULE 1

COMMITMENT               BANK

$21,857,142.86           Credit Suisse
$ 9,714,285.71           Bankers Trust Company
$14,571,428.57           Berliner Handels-Und Frankfurter Bank
$19,428,571.43           Commerzbank, AG, Los Angeles Branch
$ 9,714,285.71           Credit Lyonnais, Los Angeles Branch
$19,428,571.43           Dresdner Bank AG
$ 7,285,714.29                The Industrial Bank of Japan, Limited
$14,571,428.57           National Westminster Bank PLC
$ 4,857,142.86           Royal Bank of Canada
$14,571,428.57           The Sumitomo Bank, Limited,
                                Los Angeles Branch
$ 9,714,285.71           Swiss Bank Corporation
$ 9,714,285.71           Texas Commerce Bank National
                                Association
$14,571,428.57           Westdeutsche Landesbank Girozentrale

TOTAL COMMITMENT:

$170,000,000

                                   - 19 -
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